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                                                                   EXHIBIT 10.12

                                   AGREEMENT

         THIS AGREEMENT, made and entered into as of January 1, 1995 between CARDIAC MEDICAL, INC., a Georgia corporation ("CMI"), and HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation ("HMP");

                             W I T N E S S E T H :

         WHEREAS, the parties desire that CMI provide certain management, administrative and secretarial services from time to time to HMP on the terms and conditions set forth below;

         NOW, THEREFORE, in consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. During the term of this Agreement, CMI will provide from time to time, when requested by HMP, various management, administrative and secretarial services to the management and other employees of HMP. CMI retains the right to designate from time to time which employees of CMI will provide such management, administrative and secretarial services to HMP.

         2. For such services, HMP will pay to CMI a fee of $150,000, payable in advance in January 1995, for all services to be rendered during the term of this Agreement.

         3. The term of this Agreement shall be for three years, commencing January 1, 1995 and continuing through December 31, 1998. HMP has the right to terminate such services upon written notice to CMI, but in the event of such termination, no portion of the fee paid hereunder is refundable to HMP. CMI has the right to
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terminate this Agreement upon written notice to HMP in the event a majority of the outstanding shares of HMP are sold or in the event all or substantially all of the assets of HMP are sold, but in the event of such termination, no portion of the fee paid hereunder is refundable to HMP.

         4. This Agreement may not be assigned by CMI or HMP without the prior written consent of the other party to such assignment. This Agreement constitutes the complete and entire agreement between the parties and all previous agreements or understandings are expressly superceded and revoked by this Agreement. This Agreement may not be modified by any subsequent amendment unless such modification is in writing and is executed by the parties to this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                        CARDIAC MEDICAL, INC.

                                        By: /s/
                                           -------------------------------------

                                        Title:
                                              ----------------------------------

                                        HORIZON MEDICAL PRODUCTS, INC.


                                        By: /s/
                                           -------------------------------------

                                        Title:
                                              ----------------------------------




                                      -2-
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                   ACKNOWLEDGMENT OF TERMINATION OF CONTRACT

     THIS ACKNOWLEDGMENT OF TERMINATION OF CONTRACT (the "Acknowledgment") is made this 12th day of February, 1998 by HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation. ("HMP") and CARDIAC MEDICAL, INC., a Georgia corporation ("CMI").

                                    RECITALS

     WHEREAS, pursuant to an Agreement dated January 1, 1995 by and between HMP and CMI (the "Agreement"), CMI agreed to provide certain management, administrative and secretarial services from time to time to HMP during the term of the Agreement;

     WHEREAS, HMP agreed to pay to CMI a fee of $150,000 in advance in January 1995 for all services to be rendered by CMI during the term of the Agreement, which fee was paid by HMP to CMI in January 1995 in accordance with the terms of the Agreement;

     WHEREAS, Section 3 of the Agreement provides that: "The term of this Agreement shall be for three years, commencing January 1, 1995 and continuing through December 31, 1998";

     WHEREAS, an ambiguity existed as to the actual term of the Agreement because the foregoing provision provides for a three-year term but specifies such term with dates spanning a four years;

     WHEREAS, the intent of the parties to the Agreement was for the Agreement to provide for a three-year term and the parties treated the Agreement as terminated on December 31, 1997 in accordance with such intention;

     WHEREAS, the foregoing ambiguity in the term of the Agreement was discovered on February 4, 1998 and the parties thereto desire to clarify the ambiguity by acknowledging as follows:

                                 ACKNOWLEDGMENT

     HMP and CMI hereby acknowledge and agree that the agreement terminated on December 31, 1997 with each party having rendered full performance and without owning any duties to the other party to the Agreement.

     IN WITNESS WHEREOF, the parties have executed this Acknowledgment as of the date first set forth above.


CARDIAC MEDICAL, INC.                        HORIZON MEDICAL PRODUCTS, INC.

By: /s/ Roy C. Mallady, Jr.                  By: /s/ William E. Peterson, Jr.
    ---------------------------                  ----------------------------
Name: Roy C. Mallady, Jr.                    Name: William E. Peterson, Jr.
      -------------------------                    --------------------------
Title: Chairman                              Title: President
       ------------------------                     -------------------------